                                  Exhibit 99.1


                        SETTLEMENT AGREEMENT AND RELEASE


         THIS SETTLEMENT AGREEMENT AND RELEASE (this "Release") is made as of this 18th day of November, 1996, by and between Wiegmann & Rose International Corp., a South Carolina corporation ("WRI") and Delta Woodside Industries, Inc., formerly known as RSI Corporation, a South Carolina corporation ("Delta Woodside"), on the one hand, and Triple A Machine Shop, Inc., a California corporation ("Triple A"), on the other hand.

         WHEREAS:

         A. In 1987, WRI and Triple A entered into a purchase agreement ("Purchase Agreement") for the purchase and sale of real property located at 2801 Giant Road, Richmond, California. The Purchase Agreement, which is attached to this Release as Exhibit A, provided that after closing WRI would undertake various activities in relation to hazardous substances located at the 2801 Giant Road property (the "Property"), in particular at a portion of the Property known as "Site R". In addition, WRI provided Triple A with an indemnity against certain costs and liabilities relating to hazardous substances at the Property. Delta Woodside guaranteed WRI's performance under the Purchase Agreement.

         B. In 1988, WRI filed case number C88-4817 FMS in Federal District Court for the Northern District of California against NL Industries, Inc. ("NL") and Esselte Pendaflex Corporation ("Esselte"). WRI alleged that these defendants had caused the contamination of Site R. Both defendants filed third-party claims against Triple A. This case was resolved in 1991 with the entry of a consent decree (the "Consent Decree").

         C. In 1993, Triple A filed case number C93-03272 in Contra Costa County Superior Court against WRI and Delta Woodside, and alleged that the defendants had not fully complied with certain provisions of the Purchase Agreement. Defendants removed this case to the Northern District of California, where it was given the case number C93-3107 FMS. This case is still pending.

         D. Following the removal of case C93-3107 FMS, defendants successfully moved to reopen case C88-4817 FMS for a determination of whether signatories to the Consent Decree had complied with that decree. As reopened, this case is still pending.

         E. The parties to this Release (collectively, the "Parties"; individually, a "Party") desire to settle cases C93-3107 FMS, and to extinguish WRI's indemnity and resolve any remaining obligations of WRI and Delta Woodside under the Purchase Agreement.


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



          NOW, THEREFORE, in consideration of the mutual covenants and conditions herein, the Parties agree as follows:

         1. Within seven days of the execution of this Release, WRI shall pay to Triple A the sum of three hundred thousand dollars ($300,000). In addition, all Parties hereby waive any claim they may have, against any other Party, for costs, experts' fees, and attorneys' fees in cases C88-4817 FMS and C93-3107 FMS.

         2. Within seven days of the execution of this Release, the Parties and their counsel shall execute a stipulation dismissing with prejudice case C93-3107 FMS. In addition, Triple A and WRI shall stipulate that the participation of WRI in case C88-4817 FMS is no longer required by Triple A, and request that the Court allow WRI not to participate in any further proceedings in that case.

         3. Triple A, on behalf of itself, its officers, directors, shareholders, employees, agents, parent corporations, subsidiary and affiliated corporations, and predecessors and successors in interest, hereby releases and forever discharges WRI and Delta Woodside, and their officers, directors, shareholders, employees, agents, parent corporations, subsidiary and affiliated corporations, and predecessors and successors in interest, from all claims, demands, actions, and causes of action, past or future, known or unknown, related to or arising out of the Purchase Agreement, the purchase by Triple A and sale by WRI of the Property, or the Property, including without limitation any claim relating to investigation or cleanup of hazardous substances or contamination of any nature whatsoever at, under, emanating from, or attributed to the Property.

         4. Triple A hereby indemnifies WRI and Delta Woodside, and their officers, directors, shareholders, employees, agents, parent corporations, subsidiary and affiliated corporations, and predecessors and successors in interest against any claims, demands, actions, or causes of action, past or future, known or unknown, brought by any officers, directors, shareholders, agents, parent corporations, or subsidiary or affiliated corporations of Triple A and related to or arising out of the Purchase Agreement, the purchase by Triple A and sale by WRI of the Property, or the Property, including without limitation any claim relating to investigation or cleanup of hazardous substances or contamination of any nature whatsoever at, under, emanating from, or attributed to the Property.

         5. Triple A acknowledges that hazardous substances and contamination are known to exist on the Property inside of Site R, that hazardous substances or contamination not now known to Triple A may in the future be discovered on the Property, and that presently unknown consequences of known hazardous substances or contamination may develop or be discovered. This Release is expressly intended to, and does, cover and include any and all future consequences of known or unknown hazardous substances or contamination at, under, or emanating from any portion of the Property, whether inside or outside of Site R. Triple A acknowledges that certain disclosures were made by Wiegmann & Rose before the transfer of the Property in 1987, that certain discovery documents from cases C88-4817 FMS and C93-3107

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FMS have since been made available to Triple A, and that certain documents relating to the remedial activities at the Property have been provided by NL Industries, Inc. to Triple A. Triple A waives all rights and benefits which it may now or in the future have under section 1542 of the Civil Code of California, which reads as follows:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         6. Triple A acknowledges that it may be subject to action by the California Department of Toxic Substances Control or other federal, state, or local regulatory agencies, and agrees to use its best efforts to avoid involving WRI or Delta Woodside in any proceeding involving any regulatory agency that is related to the Property. This Agreement does not contemplate that Triple A will indemnify or defend WRI or Delta Woodside against any claim from any regulatory agency or any non-Triple-A-related third party. This Release does not affect any rights any Party may have against NL or Esselte.

         7. Each Party agrees to pay all costs, including experts' and attorneys' fees, incurred by the prevailing Party as a result of any proceeding brought to enforce any provision of this Release against that Party.

         8. This Release is not an admission of liability by any Party, and does not decide the liability of any Party.

         9. The signatories hereby warrant that they are duly authorized agents of their respective Parties and by their signature bind the Parties to the provisions of this Release. This Release may be executed in counterparts.

         10. This Release contains the entire agreement among the Parties. No promises, representations, understandings, or warranties have been made by any Party other than those that are expressly contained in this Release. This Release may be modified only by a writing signed by all Parties.

         11. This Release shall be binding upon and for the benefit of the Parties and their respective officers, directors, employees, agents, parents, subsidiaries, attorneys, affiliates, purchasers, successors, and assigns. Triple A shall provide notice of this Release to any purchasers, successors, or assigns.

         12. This Release shall be interpreted and enforced in accordance with the laws of the State of California.



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         13. If any provision of this Release is held to be invalid or unenforceable, all other provisions shall remain valid and enforceable.

                           TRIPLE A MACHINE SHOP, INC.



Dated:     11/18/96                    By:  /s/ Albert O. Engel, President
      ---------------------                ---------------------------------

                                       WIEGMANN & ROSE INTERNATIONAL CORP.



Dated:     11/18/96                    By: /s/ Buck A. Mickel, President
      ---------------------                ---------------------------------

                                       DELTA WOODSIDE INDUSTRIES, INC.



Dated:     11/18/96                    By: /s/ Buck A. Mickel
      ---------------------                ---------------------------------
                                               Buck A. Mickel


APPROVED AS TO FORM:

                                               TOPEL & GOODMAN



Dated:     11/18/96                    By: /s/ William M Goodman
      ---------------------                ---------------------------------
                                               William M Goodman
                                               Counsel for Triple A Machine Shop, Inc.



                                               BEVERIDGE & DIAMOND



Dated:     11/18/96                    By: /s/ Lawrence S. Bazel
      ---------------------                ---------------------------------
                                               Lawrence S. Bazel
                                               Counsel for Wiegmann & Rose International Corp.
                                               and Delta Woodside Industries, Inc.

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